POMONA INVESTMENT FUND

780 Third Avenue, 46th Floor

New York, NY 10017

Supplement dated April 20, 2020 (“Supplement”) to the Prospectus and
Statement of Additional Information (“SAI”) dated August 1, 2019

This supplement provides updated information beyond that contained in the Pomona Investment Fund's (“Fund”) Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective immediately, the following replaces in its entirety the “Types of Investments and Related Risks – Investment Risks” section of the Fund’s Prospectus:

Investment Risk.   An investment in the Fund involves a high degree of risk, including the risk that the Shareholder’s entire investment may be lost. The Fund’s performance depends upon the Adviser’s selection of Investment Funds and direct investments in operating companies, the allocation of offering proceeds thereto, and the performance of the Investment Funds, direct investments, and other assets. The Investment Funds’ investment activities and investments in operating companies involve the risks associated with private equity investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and infectious disease epidemics/pandemics (such as COVID-19) and other factors which are beyond the control of the Fund or the Investment Funds. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy and the investments of the Fund and the Investment Funds. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the investments of the Fund and the Investment Funds.  Unexpected volatility or lack of liquidity, could impair the Fund’s performance and result in its suffering losses.

The value of the Fund’s total net assets is expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the investment risk may be increased. The Fund’s or an Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

In addition, effective immediately, DST Asset Manager Solutions, Inc. serves as the Transfer Agent for the Fund. Accordingly, the following changes are made to the Prospectus and SAI.

Prospectus

The Transfer Agent subsection under the “Other Service Providers” section of the Prospectus is deleted in its entirety and replaced with the following:

DST Asset Manager Solutions, Inc. (the “Transfer Agent”) serves as the Fund’s transfer agent with respect to maintaining the registry of the Fund’s Shareholders and processing matters relating to subscriptions for, and repurchases of, Shares. The Transfer Agent’s principal business address is 2000 Crown Colony Drive, Quincy, MA 02169.

The second paragraph of the “Additional Compensation to the Distributor, Selling Agents and Other Intermediaries” section of the Prospectus is deleted in its entirety and replaced with the following:

Generally, the minimum required initial purchase by each investor is $25,000 for Class A Shares, $1,000,000 for Class I Shares and $5,000,000 for Class M Shares. Additional investments in the Fund must be for a minimum amount of $10,000 for each Share Class. The minimum initial and additional investments may be reduced by either the Fund or its Distributor in the discretion of each for certain investors, but Shares will only be sold to “accredited investors.” Once a prospective investor’s order is received, a confirmation will be sent to the investor. The investor’s account with the Distributor, Selling Agent, or RIA will be debited for the purchase amount, which will be deposited into an account with DST Asset Manager Solutions, Inc., as the Fund’s Transfer Agent. See “Purchases of Shares — Purchase Terms.”

In addition, the section of the Prospectus entitled “INQUIRIES” is replaced in its entirety with the following:

Inquiries concerning the Fund and Shares (including information concerning subscription and repurchase procedures) should be directed to:

Mail:	Pomona Investment Fund P.O. Box 219286 Kansas City, MO 64121-9286
Overnight:	Pomona Investment Fund 430 W. 7th Street Suite 219286 Kansas City, MO 64105-1407
Telephone:	1-844-2POMONA

Statement of Additional Information

The second paragraph of the “CUSTODIAN AND TRANSFER AGENT” section of the Statement of Additional Information is replaced in its entirety with the following:

DST Asset Manager Solutions, Inc. (the “Transfer Agent”) serves as the Fund’s transfer agent with respect to maintaining the registry of the Fund’s Shareholders and processing matters relating to subscriptions for, and repurchases of, Shares. The Transfer Agent’s principal business address is 2000 Crown Colony Drive, Quincy, MA 02169.

Please Retain This Supplement for Future Reference